SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Policies)	3 Months Ended
Mar. 31, 2018
Accounting Policies [Abstract]
ACCOUNTING BASIS

Accounting Basis

We use the accrual basis of accounting and accounting principles generally accepted in the United States of America ("GAAP") and all amounts are expressed in U.S. dollars. We have adopted a March 31 year end.

The financial statements and related disclosures as of March 31, 2018, December 31, 2017, and December 31, 2016 are presented pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"). Unless the context otherwise requires, all references to "Ammo", "we", "us", "our," or the "Company" are to AMMO, Inc., a Delaware corporation.

PRINCIPLES OF CONSOLIDATION

Principles of Consolidation

The consolidated financial statements include the accounts of Ammo, Inc. and its wholly owned subsidiaries, SNI, LLC, and Ammo Technologies, Inc (inactive). All significant intercompany accounts and transactions are eliminated in consolidation

USE OF ESTIMATES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires us to make estimates and assumptions that affect the amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the balance sheet and reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS	Cash and Cash Equivalents For purposes of the statement of cash flows, we consider highly liquid financial instruments purchased with a maturity of three months or less to be cash equivalents.
ACCOUNTS RECEIVABLE AND ALLOWANCE FOR DOUBTFUL ACCOUNTS

Accounts Receivable and Allowance for Doubtful Accounts

Our accounts receivable represent amounts due from customers for products sold and include an allowance for uncollectible accounts which is estimated based on the aging of the accounts receivable and specific identification of uncollectible accounts. At March 31, 2018 and December 31, 2017, we reserved $23,046 and $26,046, respectively, of allowance for doubtful accounts.

LICENSING AGREEMENTS

License Agreements

We are a party to a license agreement with Jesse James, a well-known motorcycle designer, and Jesse James Firearms, LLC, a Texas limited liability company, or JJF.  The license agreement grants us the exclusive worldwide rights through October 15, 2021 to Mr. James' image rights and trademarks associated with him in connection with the marketing, promotion, advertising, sale, and commercial exploitation of Jesse James Branded Products.  In addition, Mr. James agreed to make himself available for certain promotional activities and to promote Jesse James Branded Products through his own social media outlets.  We agreed to pay Mr. James royalty fees on the sale of ammunition and non-ammunition Branded Products and to reimburse him for any out-of-pocket expenses and reasonable travel expenses.  We also issued 100,000 shares of our common stock upon the execution of the license agreement with the potential issuance of up to 75,000 additional shares of common stock upon achieving certain gross sales with $15 million in gross sales required to earn the entire 75,000 shares.

We are a party to a license agreement with Jeff Rann, a well-known wild game hunter and spokesman for the firearm and ammunition industries.  The license agreement grants us through February 2022 the exclusive worldwide rights to Mr. Rann's image rights and trademarks associated with him in connection with the marketing, promotion, advertising, sale, and commercial exploitation of all Jeff Rann Branded Products.  Mr. Rann agreed to make himself available for certain promotional activities and to promote the Branded Products through his own social media outlets.  We agreed to pay Mr. Rann royalty fees on the sale of ammunition and non-ammunition Branded Products and to reimburse him for any out-of-pocket expenses and reasonable travel expenses.  We also issued 100,000 shares of our common stock upon the execution of the license agreement with the potential issuance of 75,000 additional shares of common stock upon achieving certain gross sales with $15 million in gross sales required to earn the entire 75,000 shares.

PATENT

Patent

On September 28, 2017, Ammo Technologies Inc. ("ATI"), an Arizona corporation, which is 100% owned by us, merged with Hallam, Inc, a Texas corporation, with ATI being the survivor.  Under the terms of the Merger, we, the sole shareholder of Ammo Technologies Inc., issued to Hallam, Inc.'s two shareholders, 600,000 shares of our common stock, subject to restrictions, and payment of $200,000. The first payment of $100,000 to the Hallam, Inc. shareholders was paid on September 13, 2017, and the second payment of $100,000 was paid on February 6, 2018.

The shares were valued at $1.25 and the aggregate value of $950,000 was recorded as a patent asset.  This asset will be amortized from September 2017, the first full month of the acquired rights, through October 29, 2028. Amortization of the patent for the years ended March 31, 2018 and December 31, 2017 were $24,461 and $25,166, respectively.

Under the terms of the Merger, ATI succeeded to all of the assets of Hallam, Inc. and assumed the liabilities of Hallam, Inc., which were none.  The primary asset of Hallam, Inc. was an exclusive license to produce projectiles and ammunition using the Hybrid Luminescence Ammunition Technology under patent U.S. 8,402,896 B1 with a publication date of March 26, 2013 owned by University of Louisiana at Lafayette.  The license was formally amended and assigned to Ammo Technologies Inc. pursuant to an Assignment and First Amendment to Exclusive License Agreement. Assumption Agreement dated to be effective as of August 22, 2017, the Merger closing date.

IMPAIRMENT OF LONG-LIVED ASSETS

Impairment of Long-Lived Assets

We continually monitor events and changes in circumstances that could indicate carrying amounts of long-lived assets may not be recoverable. When such events or changes in circumstances are present, we assess the recoverability of long-lived assets by determining whether the carrying value of such assets will be recovered through undiscounted expected future cash flows. If the total of the future cash flows is less than the carrying amount of those assets, we recognize an impairment loss based on the excess of the carrying amount over the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or the fair value less costs to sell. No impairment expense was recognized for the three-months ended March 31, 2018 or the year ended December 31, 2017 or for the period from October 13, 2016 (inception) to December 31, 2016.

REVENUE RECOGNITION

Revenue Recognition

We generate revenue from the production and sale of ammunition. We recognize revenue when it is realized or realizable and earned.

We consider revenue realized or realizable and earned when all of the following criteria are met:

•	persuasive evidence of an arrangement exists

•	the product has been shipped to the customer

•	the sales price is fixed or determinable

•	collectability is reasonably assured

We derived approximately 59% of total revenue from three customers during the three months ended March 31, 2018 and 68% of the accounts receivable were due from two customers at March 31, 2018. Additionally, we derived approximately 58% of total revenue from one customer for the year ended December 31, 2017 and 47% of the accounts receivable were due from two customers at December 31, 2017.

ADVERTISING COSTS

Advertising Costs

We expense advertising costs as they are incurred.  We incurred advertising and marketing costs of $245,472 and $220,154 for the three months ended March 31, 2018 and for the year ended December 31, 2017, respectively.

FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair Value of Financial Instruments

We measure options and warrants at fair value in accordance with Accounting Standards Codification 820 – Fair Value Measurement ("ASC 820"). The objective of ASC 820 is to increase consistency and comparability in fair value measurements and to expand disclosures about fair value measurements. ASC 820 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. ASC 820 specifies a valuation hierarchy based on whether the inputs to those valuation techniques are observable or unobservable.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company's own assumptions. These two types of inputs have created the following fair value hierarchy:

Level 1 – Quoted prices for identical instruments in active markets;
Level 2 – Quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets; and
Level 3 – Valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

This hierarchy requires us to minimize the use of unobservable inputs and to use observable market data, if available, when estimating fair value.

We value all common stock issued for services on the date of the agreements, using the price at which shares were being sold to private investors or at the value of the services performed.

  We valued warrants issued for services at the grant date of March 12, 2018 using valuation methods and assumptions that consider, among other factors, the fair value of the underlying stock, risk free interest rate, volatility, and expected life.

 Assumptions included:

	March 31, 2018	December 31, 2017
Risk free interest rate	2.05%	1.31 - 1.5%
Expected volatility	195%	250%
Expected term	1 year	1 - 1.5 years
Expected dividend yield	0%	0%

In the year ended December 31, 2017, Equipment acquired in the foreclosure transaction and the patent were valued on their respective acquisition dates using fair values.

	Quoted Active Markets for Identified Assets	Significant Other Observable Inputs	Significant Unobservable Inputs	Total

	(Level 1)	(Level 2)	(Level 3)
March 31, 2018
Employee stock awards	-	$482,432	$-	$482,432
Executive Stock Grant Expense	-	106,563	-	-
Warrants issued for services	-	-	125,000	125,000

December 31, 2017
Common stock issued for legal, advisory and consulting fees	-	$454,625	$-	$454,625
Employee stock awards	-	160,000	-	160,000
Common stock for licensing agreement	-	125,000	-	125,000
Patent acquisition, noncash element	-	-	750,000	750,000
Warrants issued for interest	-	-	46,188	46,188
Warrants issued for services	-	-	67,000	67,000
Assets acquired in foreclosure	-	-	543,115	543,115
Common Stock issued for prepaid legal fees	-	224,000	-	224,000

INVENTORIES

Inventories

We state inventories at the lower of cost or market.  We determine cost using the average cost method. Our inventory consists of raw materials, work in progress, and finished goods. Cost of inventory includes cost of parts, labor, quality control, and all other costs incurred to bring our inventories to condition ready to be sold. We periodically evaluate inventories for obsolescence.

PROPERTY AND EQUIPMENT

Property and Equipment

We state property and equipment at cost, less accumulated depreciation.  We capitalize major renewals and improvements, while we charge minor replacements, maintenance, and repairs to current operations.  We compute depreciation by applying the straight-line method over estimated useful lives, which are generally five to seven years.

COMPENSATED ABSENCES

Compensated Absences

We have not accrued a liability for compensated absences in accordance with Accounting Standards Codifications 710 – Compensation – General, as the amount of the liability cannot be reasonably estimated at March 31, 2018 and December 31, 2017 and 2016.

STOCK-BASED COMPENSATION

Stock-Based Compensation

We account for stock-based compensation at fair value in accordance with SFAS No. 123 and 123 (R) (ASC 718). 125,000 warrants were issued to Ron Shostack, Chief Financial Officer. Additionally, 292,500 shares of common stock were issued to employees for services.

On March 12, 2018, we entered into an employment agreement with Kathy Hanrahan, President of our Global Tactical Defense Division and a director, that included, among other provisions, an equity grant of 400,000 shares of common stock that vests at the rate of 100,000 shares annually for four years. The $660,000 compensation value is being recognized on a straight-line basis over the four-year period for each separately vesting portion of the award as if the award was, in substance, multiple awards.

CONCENTRATIONS OF CREDIT RISK

Concentrations of Credit Risk

Accounts at banks are insured by the Federal Deposit Insurance Corporation ("FDIC") up to $250,000 at various times.  As of March 31, 2018, our bank account balances exceeded federally insured limits.

INCOME TAXES

Income Taxes

We file federal and state income tax returns in accordance with the applicable rules of each jurisdiction. We account for income taxes under the asset and liability method in accordance with Accounting Standards Codification 740 - Income Taxes ("ASC 740"). The provision for income taxes includes federal, state, and local income taxes currently payable, and deferred taxes.  We recognize deferred tax assets and liabilities for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis.  We measure deferred tax assets and liabilities using enacted tax rates expected to apply to taxable amounts in years in which those temporary differences are expected to be recovered or settled. If it is more likely than not that some portion or all of a deferred tax asset will not be realized, a valuation allowance is recognized. In accordance with ASC 740, we recognize the effect of income tax positions only if those positions are more likely than not of being sustained. We measure recognized income tax positions at the largest amount that is greater than 50% likely of being realized.  We reflect changes in recognition or measurement in the period in which the change in judgment occurs.  We currently have substantial net operating loss carryforwards.  We have recorded a valuation allowance equal to the net deferred tax assets due to the uncertainty of the ultimate realization of the deferred tax assets.

CONTINGENCIES

Contingencies

Certain conditions may exist as of the date the consolidated financial statements are issued that may result in a loss to us but will only be resolved when one or more future events occur or fail to occur. We assess such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against us or unasserted claims that may result in such proceedings, we evaluate the perceived merits of any legal proceedings or unasserted claims and the perceived merits of the amount of relief sought or expected to be sought therein.

If the assessment of a contingency indicates that it is possible that a material loss has been incurred and the amount of the liability can be estimated, the estimated liability would be accrued in our consolidated financial statements. If the assessment indicates that a potentially material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of range of possible loss if determinable and material, would be disclosed. There were no known contingencies at December 31, 2017 or March 31, 2018.

RECENT ACCOUNTING PRONOUNCEMENTS

Recent Accounting Pronouncements

We have implemented all new accounting pronouncements that are in effect and that may impact our financial statements and do not believe there are any other new accounting pronouncements that have been issued that might have a material impact on our financial position or results of operations.

LOSS PER COMMON SHARE

Loss Per Common Share

We calculate basic loss per share using the weighted-average number of shares of common stock outstanding during each reporting period. Diluted loss per share includes potentially dilutive securities, such as outstanding options and warrants, using various methods, such as the treasury stock or modified treasury stock method, in the determination of dilutive shares outstanding during each reporting period. We have issued warrants to purchase 8,872,160 shares of common stock and stock options to purchase 400,000 shares of common stock that are potentially dilutive. All weighted average numbers were adjusted for the reverse stock split and merger transaction. Diluted earnings per share exclude all potentially dilutive shares because their effect is anti-dilutive.